UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 13, 2026 (March 12, 2026)

Optimum Communications, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State of Incorporation)

001-38126		38-3980194
(Commission File Number)		(IRS Employer Identification Number)

1 Court Square West
Long Island City,	New York	11101
(Address of principal executive offices)		(Zip Code)

(516) 803-2300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	OPTU	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 12, 2026, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Optimum Communications, Inc. (the “Company”) approved the grant of deferred cash awards (“DCAs”) to eligible participants, including the Company’s Chief Executive Officer (Dennis Mathew), Chief Financial Officer (Marc Sirota), General Counsel & Chief Corporate Responsibility Officer (Michael Olsen), and President, Consumer Services (Michael Parker), as part of the 2026 long-term incentive program (the “2026 LTIP”). One-third of the DCAs will vest on December 14 of 2026, 2027 and 2028, respectively, provided that the recipient continues to provide services to the Company through the vesting date. Mr. Mathew was granted DCA valued at $5,000,000; Mr. Sirota was granted DCA valued at $1,750,000; Mr. Olsen was granted DCA valued at $1,500,000; and Mr. Parker was granted DCA valued at $1,125,000. The foregoing description is a summary and is qualified by reference to the full text of the form of DCA agreement, a copy of which will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ending March 31, 2026.
The DCAs represent 50% of the 2026 LTIP, with the other 50% of the 2026 LTIP anticipated to be granted in the form of cash performance award (“CPA”) pursuant to the Optimum Communications, Inc. (f/k/a Altice USA, Inc.) 2017 Long Term Incentive Plan, as amended. The 2026 long-term incentive target amounts of the combined DCA and anticipated CPA long-term incentive grants for Messrs. Mathew, Sirota, Olsen and Parker remain unchanged from 2025, with the DCAs replacing the restricted stock units that were granted in prior recent years.
Messrs. Mathew, Sirota, Olsen and Parker’s 2026 salary and short-term incentive compensation bonus plan target amounts also remain unchanged from 2025. However, the Committee has determined to set and assess the bonus plan targets and performance quarterly rather than annually, and any quarterly bonus amounts earned will be paid following the applicable quarter.

Item 9.01    Financial Statement and Exhibits

(d)	Exhibits.

Exhibit		Description
	104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIMUM COMMUNICATIONS, INC.

Dated: March 13, 2026	By:	/s/ Michael E. Olsen
Michael E. Olsen
General Counsel & Chief Corporate Responsibility Officer